SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 30, 2003

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On October 30, 2003, American Tower Corporation (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2003 (the “Third Quarter Earnings Release”). The unaudited condensed consolidated financial statements included in the Third Quarter Earnings Release are filed herewith and are incorporated by reference herein as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Item

99.1	The Company’s unaudited condensed consolidated financial statements as follows: unaudited condensed consolidated balance sheets as of September 30, 2003 and December 31, 2002, unaudited condensed consolidated statements of operations for the three and nine months ended September 30, 2003 and 2002 and unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2003 and 2002.

Item 12. Results of Operations and Financial Condition

The Company hereby furnishes the Third Quarter Earnings Release in its entirety, which is included as Exhibit 99.2, and hereby incorporated by reference.

The information contained in this Item 12 and in Exhibit 99.2 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION (Registrant)

Date: October 30, 2003	By:	/s/ BRADLEY E. SINGER

Bradley E. Singer
Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	The Company’s unaudited condensed consolidated financial statements as follows: unaudited condensed consolidated balance sheets as of September 30, 2003 and December 31, 2002, unaudited condensed consolidated statements of operations for the three and nine months ended September 30, 2003 and 2002 and unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2003 and 2002. Filed herewith.

99.2	Press release of American Tower Corporation, dated October 30, 2003, reporting financial results for the third quarter of 2003. Furnished herewith.

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